SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2006

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02	Results of Operations and Financial Condition

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01—“Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On March 1, 2006, we issued a press release announcing our financial results for the fourth quarter and full year ended December 31, 2005. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On March 1, 2006, we posted certain supplemental operating and financial data on our website located at www.digitalrealtytrust.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Section 3 Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Commentary to Section 303A.03 of the New York Stock Exchange (“NYSE”) Listed Company Manual requires each listed company to disclose in its proxy statement either the name of the director chosen to preside at executive sessions of non-management directors or, if the same individual is not the presiding director at all executive sessions, the procedure by which a presiding director is selected for each executive session.

On February 28, 2006, the NYSE notified us, on an informal basis, that the required information regarding the presiding director was not disclosed in our proxy statement filed with the Securities and Exchange Commission on April 6, 2005. The NYSE advised us of alternative methods for curing the non-compliance, including the filing of a Current Report on Form 8-K with the required disclosure.

At each executive session of our non-management directors, a presiding director will be selected by a majority of the directors present.

Section 7 Regulation FD

Item 7.01	Regulation FD Disclosure

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02—“Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 1, 2006, we issued a press release announcing our financial results for the fourth quarter and full year ended December 31, 2005. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On March 1, 2006, we posted certain supplemental operating and financial data on our website located at www.digitalrealtytrust.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated March 1, 2006.

99.2	Supplemental Operating and Financial Data posted March 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Joshua A. Mills
Joshua A. Mills General Counsel and Assistant Secretary

Dated: March 2, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 1, 2006.

99.2	Supplemental Operating and Financial Data posted March 1, 2006.